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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       AUGUST 7, 2003
                                                   -----------------------------

                              OVERHILL FARMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                        1-16699                75-2590292
----------------------------    ------------------------      --------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:      (323) 582-9977
                                                    ----------------------------

               5730 UPLANDER WAY, SUITE 201, CULVER CITY, CA 90230
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Overhill Farms, Inc. ("OFI") recently amended its amended and restated bylaws and has entered into various agreements that have not yet been filed as exhibits to a Securities and Exchange Commission filing. OFI now desires to file those documents publicly as exhibits to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

         Exh. No.             Description
         --------             -----------

           3.1 Action With Respect to Bylaws of OFI, certified by the Secretary of OFI as of June 13, 2003

           10.1 Letter agreement dated April 15, 2003 between OFI and William Shatley regarding restructuring of salary payments (#)

           10.2 Letter agreement dated April 15, 2003 between OFI and Andrew Horvath regarding restructuring of salary payments (#)

           10.3 Letter agreement dated April 3, 2003 between OFI and John Steinbrun confirming the terms of employment (#)

           10.4 Consulting Agreement dated effective February 10, 2003 between Steinbrun, Hughes and Associates dba The Steinbrun Group and OFI

           10.5 Limited Release and Indemnity Agreement dated as of April 16, 2003, among Union Bank of California, N.A. ("UBOC"), Levine Leichtman Capital Partners II, L.P. ("LLCP") and OFI (2)

           10.6 Limited Release Agreement dated effective as of October 29, 2002 between Overhill Corporation, OFI and James Rudis (#)

           10.7 Limited Release Agreement dated effective as of October 29, 2002 between Overhill Corporation, OFI and William Shatley (#)

           10.8 Amendment to Amended and Restated Security Agreement dated as of April 4, 2003 by OFI and Overhill L.C. Ventures, Inc. ("OLCV") in favor of LLCP

           10.9 Amendment to Amended and Restated Secured Senior Subordinated Note due 2003 dated as of April 4, 2003 between OFI and LLCP (1)

           10.10 Secured Senior Subordinated Bridge Note dated April 4, 2003 in the principal amount of $3,000,000 made by OFI in favor of LLCP (1)

           10.11 First Amendment to Amended and Restated Securities Purchase Agreement dated as of April 4, 2003, among OFI, the entities from time to time parties thereto as Guarantors and LLCP (1)

           10.12 Second Amended and Restated Intercreditor and Subordination Agreement dated as of April 16, 2003 between Pleasant Street Investors, LLC ("PSI") and LLCP (2)

           10.13 Amendment to Continuing Guaranty dated as of April 16, 2003 between OLCV and PSI

                                      -2-



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           10.14     Acknowledgment and Reaffirmation of Loan Documents dated as of April 16, 2003 made by OFI in favor of PSI

           10.15 First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of May 16, 2003, among OFI, the entities from time to time parties thereto as Guarantors and LLCP

           10.16 First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 16, 2003, among OFI, OLCV and LLCP

           10.17 Second Amendment to Second Amended and Restated Securities Purchase Agreement dated as of June 19, 2003, among OFI, the entities from time to time parties thereto as Guarantors and LLCP

           10.18 Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 19, 2003, among OFI, OLCV and LLCP

           10.19 Pledge Agreement dated as of November 24, 1999 by OFI, Polyphase Corporation and OLCV in favor of UBOC (3)

           10.20 Continuing Guarantee dated as of November 24, 1999 by OLCV and Polyphase Corporation in favor of UBOC (3)

           10.21 Amended and Restated Warrant (No. LL-4) to purchase 100 shares of common stock of OFI, originally issued September 11, 2002, restated upon partial exercise as of December 13, 2002, issued by OFI in favor of LLCP (4)

           10.22 Amended and Restated Warrant (No. LL-3) to purchase 100 shares of common stock of OFI, originally issued November 24, 1999, amended and restated as of October 29, 2002, restated upon partial exercise as of December 13, 2002, issued by OFI in favor of LLCP (4)

           10.23 Conditional Waiver Letter dated July 18, 2003 between LLCP and OFI relating to Second Amended and Restated Securities Purchase Agreement dated as of April 16, 2003, as amended

           10.24 Assignment of Patent, Trademark and Copyright Security Agreement dated as of April 16, 2003 among UBOC, PSI, OFI and OLCV

           10.25 Termination Agreement regarding Alternative Dispute Resolution Agreements dated as of April 16, 2003 between OFI, OLCV and UBOC

           10.26 Second Amended and Restated Revolving Note dated December 20, 2002 made by OFI in favor of UBOC

           10.27 Promissory Note dated September 25, 2001 in the principal amount of $207,375 made by James Rudis in favor of Overhill Corporation

           10.28 Promissory Note dated September 25, 2001 in the principal amount of $184,875 made by William Shatley in favor of Overhill Corporation

           10.29 Security Agreement dated September 25, 2001 between James Rudis and Overhill Corporation

           10.30 Security Agreement dated September 25, 2001 between William Shatley and Overhill Corporation

                                       3



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-----------------

(#)  Management contract or compensatory plan, contract or arrangement.

(1) Filed with the Securities and Exchange Commission ("Commission") as an exhibit to Amendment No. 2 to Schedule 13D for April 4, 2003 relating to LLCP's ownership of securities of OFI and incorporated herein by reference.

(2) Filed with the Commission as an exhibit to Amendment No. 3 to Schedule 13D for April 16, 2003 relating to LLCP's ownership of securities of OFI and incorporated herein by reference.

(3) Filed with the Commission as an exhibit to TreeCon Resources, Inc.'s (formerly known as Overhill Corporation) Form 10-Q for December 31, 1999 (File No. 1-9083) and incorporated herein by reference.

(4) Filed with the Commission as an exhibit to Amendment No. 1 to Schedule 13D for December 13, 2002 relating to LLCP's ownership of securities of OFI and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2003

                                             OVERHILL FARMS, INC.

                                             By:  /s/ JOHN L. STEINBRUN
                                                  ------------------------------
                                                  John L. Steinbrun,
                                                  Chief Financial Officer

                                       4



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                         EXHIBITS FILED WITH THIS REPORT

         Exh. No.        Description
         --------        -----------

           3.1 Action With Respect to Bylaws of OFI, certified by the Secretary of OFI as of June 13, 2003

           10.1 Letter agreement dated April 15, 2003 between OFI and William Shatley regarding restructuring of salary payments

           10.2 Letter agreement dated April 15, 2003 between OFI and Andrew Horvath regarding restructuring of salary payments

           10.3 Letter agreement dated April 3, 2003 between OFI and John Steinbrun confirming the terms of employment

           10.4 Consulting Agreement dated effective February 10, 2003 between Steinbrun, Hughes and Associates dba The Steinbrun Group and OFI

           10.6 Limited Release Agreement dated effective as of October 29, 2002 between Overhill Corporation, OFI and James Rudis

           10.7 Limited Release Agreement dated effective as of October 29, 2002 between Overhill Corporation, OFI and William Shatley

           10.8 Amendment to Amended and Restated Security Agreement dated as of April 4, 2003 by OFI and OLCV in favor of LLCP

           10.13 Amendment to Continuing Guaranty dated as of April 16, 2003 between OLCV and PSI

           10.14 Acknowledgment and Reaffirmation of Loan Documents dated as of April 16, 2003 made by OFI in favor of PSI

           10.15 First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of May 16, 2003, among OFI, the entities from time to time parties thereto as Guarantors and LLCP

           10.16 First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 16, 2003, among OFI, OLCV and LLCP

           10.17 Second Amendment to Second Amended and Restated Securities Purchase Agreement dated as of June 19, 2003, among OFI, the entities from time to time parties thereto as Guarantors and LLCP

           10.18 Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 19, 2003, among OFI, OLCV and LLCP

           10.23 Conditional Waiver Letter dated July 18, 2003 between LLCP and OFI relating to Second Amended and Restated Securities Purchase Agreement dated as of April 16, 2003, as amended

           10.24 Assignment of Patent, Trademark and Copyright Security Agreement dated as of April 16, 2003 among UBOC, PSI, OFI and OLCV

           10.25 Termination Agreement regarding Alternative Dispute Resolution Agreements dated as of April 16, 2003 between OFI, OLCV and UBOC

           10.26 Second Amended and Restated Revolving Note dated December 20, 2002 made by OFI in favor of UBOC

                                       5



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         Exh. No.        Description
         --------        -----------

           10.27 Promissory Note dated September 25, 2001 in the principal amount of $207,375 made by James Rudis in favor of Overhill Corporation

           10.28 Promissory Note dated September 25, 2001 in the principal amount of $184,875 made by William Shatley in favor of Overhill Corporation

           10.29 Security Agreement dated September 25, 2001 between James Rudis and Overhill Corporation

           10.30 Security Agreement dated September 25, 2001 between William Shatley and Overhill Corporation

                                       6